Exhibit 10.5

FIFTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of January 1, 2013

FIFTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This Fifth Amendment, effective the 1st day of January 2013, is made and entered into by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee (Authority and Tenant are collectively referred to as “Parties”).

W I T N E S S E T H:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008, by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009, by Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009, and by Fourth Amendment to the Composite Lease Agreement intended to be effective as of December 15, 2011, being herein called the “Composite Lease Agreement”); and

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the Parties (later increased to 25) and showed the differences among the 23 (later 25 leases) by attaching to the Composite Lease Agreement as Exhibit A, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS the Parties wish to amend the Composite Lease Agreement to enlarge Parcels 2 and 3 identified in the Composite Lease Agreement, which enlargements will add approximately 47,088 square feet of unimproved property to the premises demised to Tenant by virtue of the Composite Lease Agreement.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Fifth Amendment that are defined in the Composite Lease Agreement shall have the respective meanings given to them in the Composite Lease Agreement for all purposes of this Fifth Amendment.

2

SECTION 2. Modification of Composite Lease and Applicable Rent. Effective as of January 1, 2013, the Parties add the unimproved property identified as Tract 1 and described in the attached Exhibit 1 to the Parcel 2 Legal Description included as part of Exhibit A to the Composite Lease Agreement, and add the unimproved property identified as Tract 2 and described in the attached Exhibit 2 to the Parcel 3 Legal Description included as part of Exhibit A of the Composite Lease Agreement. The effect of the foregoing additions will be to add 44,344 square feet of unimproved property to Parcel 2 and to add 2,744 square feet of unimproved property to Parcel 3. The additional areas added to Parcels 2 and 3 by virtue of the foregoing are depicted on the attached Exhibit 3. At any time on or after January 1, 2013, Tenant may take possession of those additional areas and use and improve them subject to the terms and conditions of the Composite Lease Agreement.

The Parties also substitute the rent table attached to this Amendment for the table included as part of Exhibit “A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective as of November 1, 2013, the annual rent for Parcel 2 will increase by an amount equal to the product achieved by multiplying 44,344 square feet by the annual rental rate that the Authority then charges for unimproved property at the Airport and the annual rent for Parcel 3 will increase by an amount equal to the product achieved by multiplying 2,744 square feet by that annual rental rate. As a result, assuming that, on the July 1, 2013 Rent Adjustment Date, the annual rental rate that the Authority charges for unimproved property at the Airport increases by thirteen percent (13%), the combined annual rent payable for Parcels 2 and 3 will increase as of November 1, 2013, by $10,142.76, which annual increase will be payable in monthly installments of $845.23 per month.

b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 4. Effective Dates of this Fifth Amendment. This Fifth Amendment becomes effective as of January 1, 2013, and the rent increase becomes effective November 1, 2013.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Fifth Amendment to the Composite Lease Agreement.

3

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ SCOTT A. BROCKMAN	By:	/s/ DONALD C. COLVIN
Title:	Executive Vice-President – COO	Title:	Vice President – Properties and Facilities

Date:	12/19/12	Date:	12/14/12

Approved as to Form and Legality:

/s/ BRIAN L. KUHN
Brian L. Kuhn, General Counsel
Date:	12/19/12

4

EXHIBIT 1

FIFTH AMENDMENT

TO THE COMPOSITE LEASE

TRACT 1

Property Description to be added to Parcel 2 Legal Description

Being 1.018 acres of land contained entirely within Memphis-Shelby County Airport Authority (MSCAA) property located in the City of Memphis, Shelby County, Tennessee, and being more particularly described by metes and bounds as follows:

Tract 1:

Commencing at the centerline intersection of Taxiway November and Taxilane 800; thence along the existing centerline of Taxilane 800 South 85° 42’ 35” East, a distance of 174.91 feet to a point; thence leaving said existing centerline perpendicularly North 04° 17’ 25” East, a distance of 430.21 feet to a point (said point being the southwest corner of DECO 6 Ramp Lease Area 2A – Twenty-Sixth Supplemental Lease Agreement); thence along the west line of said Lease Area 2A North 04° 13’ 57” East, a distance of 574.26 feet to the northwest corner of said DECO 6 Ramp Lease Area 2A; thence along the north line of said DECO 6 Ramp Lease Area 2A South 85° 42’ 43” East, a distance of 97.09 feet to the TRUE POINT OF BEGINNING; thence along the west edge of the proposed ramp North 04° 17’ 17” East, a distance of 56.95 feet to a point; thence continuing along said west edge of proposed ramp North 31° 51’ 47” East, a distance of 25.55 feet to a point; thence continuing along said west edge of proposed ramp North 58° 08’ 13” West, a distance of 13.42 feet to a point; thence continuing along said west edge of proposed ramp North 31° 51’ 47” East, a distance of 16.87 feet to a point; thence continuing along said west edge of proposed ramp South 58° 08’ 13” East, a distance of 13.42 feet to a point; thence continuing along said west edge of proposed ramp North 31° 51’ 47” East, a distance of 95.97 feet to a point, said point being the northwest corner of the proposed ramp expansion; thence along the proposed north edge of ramp South 85° 42’ 43” East, a distance of 161.67 feet to a point, said point being on the west line of the “AMR North Complex Lease Agreement” by and between MSCAA and the Federal Express Corporation dated as of January 13, 1999; thence along said west line of the of the area as described in the “AMR North Complex Lease Agreement” South 23° 36’ 15” East, a distance of 132.46 feet to a point, said point being the intersection of “AMR North Complex” west line with the north line of the DECO 6 Ramp Lease Area 2A; thence along the north line of the DECO 6 Ramp Lease Area 2A South 04° 17’ 17” West, a distance of 62.55 feet to a point; thence continuing along said north line North 85° 42’ 43” West, a distance of 285.00 feet to the POINT OF BEGINNING and containing 1.018 acres.

EXHIBIT 2

FIFTH AMENDMENT

TO THE COMPOSITE LEASE

TRACT 2

Property Description to be added to Parcel 3 Legal Description

Being 0.063 acres of land contained entirely within Memphis-Shelby County Airport Authority (MSCAA) property located in the City of Memphis, Shelby County, Tennessee, and being more particularly described by metes and bounds as follows:

Tract 2:

Commencing at the centerline intersection of Taxiway November and Taxilane 800; thence along the existing centerline of Taxilane 800 South 85° 42’ 35” East, a distance of 174.91 feet to a point; thence leaving said existing centerline perpendicularly North 04° 17’ 25” East, a distance of 430.21 feet to the TRUE POINT OF BEGINNING (said point being the southwest corner of DECO 6 Ramp Lease Area 2A); thence along the north edge of existing lease agreement #23 South 66° 31’ 16” West, a distance 12.87 feet to a point; thence continuing along said north line North 85° 41’ 13” West, a distance of 48.59 feet to a point; thence leaving said north line along proposed west asphalt edge North 04° 13’ 06” East, a distance of 46.36 feet to a point; thence along the north edge of proposed asphalt South 85° 41’ 13” East, a distance of 60.00 feet to a point, said point being on the west line of said DECO 6 Ramp Lease Area 2A; thence along said west line of said DECO 6 Ramp Lease Area 2A South 04° 13’ 55” West, a distance of 40.47 feet to the POINT OF BEGINNING and containing 0.063 acres.

EXHIBIT 3

FIFTH AMENDMENT

TO THE COMPOSITE LEASE

[DIAGRAM]

EXHIBIT A to the Composite Lease Agreement as amended by the Fifth Amendment dated January 1, 2013

FEDERAL EXPRESS CORPORATION

2003 CORPORATE AVENUE-B3

MEMPHIS, TN 38132

PARCEL NUMBER	FEDEX LEASE NUMBER	SUPPLEMENTAL	USE OR LOCATION	EFFECTIVE DATE	SQUARE FEET	EFFECTIVE DATE RATE	2008			2009			2012			2013
							EFFECTIVE JULY 2008			EFFECTIVE JULY 2009			EFFECTIVE SEPTEMBER 2012			EFFECTIVE July 1, 2013
							RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION (3)
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	N/A	N/A	N/A	$0.1906	$1,588.89	$19,066.67	$0.1906	$1,588.89	$19,066.67	CPI OR 13%
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	Varies	$35,497.91	$425,974.90	Varies (1)	$34,175.41	$410,104.92	Varies (1)	$28,533.41	$342,400.87	CPI OR 13%
		N/A 5th Amendment	UNIMPROVED GROUND	1/1/2013(9)	44,344	TBD 7/1/13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%
3	07-0960	SUPPLEMENTALS	WEST RAMP													CPI OR 13%
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92	$0.1906	$49,423.33	$593,079.92	$0.1906	$49,423.33	$593,079.92	CPI OR 13%
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	$0.1906	$14,521.86	$174,262.34	$0.1906	$14,521.86	$174,262.34	$0.1906	$14,521.86	$174,262.34	CPI OR 13%
		N/A 5th Amendment	UNIMPROVED GROUND	1/1/2013(9)	2,744	TBD 7/1/13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	N/A	N/A	N/A	$0.2400	$14,621.96	$175,463.52	$0.2400	$14,621.96	$175,463.52	CPI OR 13%
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007	515,496	$0.1525	$0.1906	$8,187.79	$98,253.48	$0.1906	$8,187.79	$98,253.48	$0.1906	$8,187.79	$98,253.48	CPI OR 13%
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007		$0.1525										CPI OR 13%
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00	N/A (6)	$125,000.00	$1,500,000.00	N/A (6)	$125,000.00	$1,500,000.00	15% (7)
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80	N/A (6)	$2,506.15	$30,073.80	N/A (6)	$2,506.15	$30,073.80	CPI OR 13%
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92	N/A (6)	$2,340.16	$28,081.92	N/A (6)	$2,340.16	$28,081.92	CPI OR 13%
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING-TCHULAHOMA	1/1/2007	833,458	$0.2673	$0.2673	$18,565.28	$222,783.32	$0.2673	$18,565.28	$222,783.32	$0.2673	$18,565.28	$222,783.32	CPI OR 13%
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007(2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92	$0.2673	$3,132.24	$37,586.92	$0.2673	$3,132.24	$37,586.92	CPI OR 13%
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	$0.1906	$2,973.63	$35,683.56	$0.1906	$2,973.63	$35,683.56	$0.1906	$2,973.63	$35,683.56	CPI OR 13%
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	$0.1525	$2,384.31	$28,611.75	$0.1525	$2,384.31	$28,611.75	$0.1525	$2,384.31	$28,611.75	CPI OR 13%
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	$0.1220	$19,295.10	$231,541.24	$0.1220	$19,295.10	$231,541.24	$0.1220	$19,295.10	$231,541.24	CPI OR 13%
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	$0.1906	$5,068.58	$60,822.94	$0.1906	$5,068.58	$60,822.94	$0.1906	$5,068.58	$60,822.94	CPI OR 13%
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	$0.1906	$6,807.85	$81,694.21	$0.1906	$6,807.85	$81,694.21	$0.1906	$6,807.85	$81,694.21	CPI OR 13%
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	$0.0000	$0.00	$0.00	$0.0000	$0.00	$0.00	$0.0000	$0.00	$0.00	N/A
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	$0.0000	$0.00	$0.00	$0.0000	$0.00	$0.00	$0.0000	$0.00	$0.00	N/A
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	$0.1906	$26,412.03	$316,944.36	$0.1906	$26,412.03	$316,944.36	$0.1906	$26,412.03	$316,944.36	CPI OR 13%
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	$0.2383	$37,895.46	$454,745.51	$0.2383	$37,895.46	$454,745.51	$0.2383	$37,895.46	$454,745.51	CPI OR 13%
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	$0.3341	$668.25	$8,019.00	$0.3341	$668.25	$8,019.00	$0.3341	$668.25	$8,019.00	CPI OR 13%
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	$0.3341	$6,884.48	$82,613.74	$0.3341	$6,884.48	$82,613.74	$0.3341	$6,884.48	$82,613.74	CPI OR 13%
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	$0.3341	$3,283.20	$39,398.35	$0.3341	$3,283.20	$39,398.35	$0.3341	$3,283.20	$39,398.35	CPI OR 13%
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	$0.3341	$1,262.96	$15,155.58	$0.3341	$1,262.96	$15,155.58	$0.3341	$1,262.96	$15,155.58	CPI OR 13%
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	$0.3341	$44,164.98	$529,979.72	$0.3341	$44,164.98	$529,979.72	$0.3341	$44,164.98	$529,979.72	CPI OR 13%
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	$0.3341	$1,954.63	$23,455.58	$0.3341	$1,954.63	$23,455.58	$0.3341	$1,954.63	$23,455.58	CPI OR 13%
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	$0.3341	$120,665.32	$1,447,983.81	$0.3341	$120,665.32	$1,447,983.81	$0.3341	$120,665.32	$1,447,983.81	CPI OR 13%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	$0.3341	$15,490.42	$185,885.10	$0.3341	$15,490.42	$185,885.10	$0.3341	$15,490.42	$185,885.10	CPI OR 13%
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	$0.2383	$9,681.18	$116,174.11	$0.2383	$9,681.18	$116,174.11	$0.2383	$9,681.18	$116,174.11	CPI OR 13%
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	$0.1906	$8,381.25	$100,575.05	$0.1906	$8,381.25	$100,575.05	$0.1906	$8,381.25	$100,575.05	CPI OR 13%
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	$0.3341	$22,172.31	$266,067.75	$0.3341	$22,172.31	$266,067.75	$0.3341	$22,172.31	$266,067.75	CPI OR 13%
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029	$0.1286	$2,802.53	$33,630.32	$0.1286	$2,802.53	$33,630.32	$0.1286	$2,802.53	$33,630.32	CPI OR 13%
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	$0.3341	$527.17	$6,325.99	$0.3341	$527.17	$6,325.99	$0.3341	$527.17	$6,325.99	CPI OR 13%
18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$0.2673	$12,312.06	$147,744.73	$0.2673	$12,312.06	$147,744.73	$0.2673	$12,312.06	$147,744.73	CPI OR 13%
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012(4)	72,378	$1.2600	N/A	N/A	N/A	N/A	N/A	N/A	$1.2600	$7,599.69	$91,196.28	CPI OR 13%
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$0.2673	$9,311.31	$111,735.68	$0.2673	$9,311.31	$111,735.68	$0.2673	$9,311.31	$111,735.68	CPI OR 13%
20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$0.1525	$1,373.15	$16,477.78	$0.1525	$1,373.15	$16,477.78	$0.1525	$1,373.15	$16,477.78	CPI OR 13%
21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$0.1906	$28,786.37	$345,436.39	$0.1906	$28,786.37	$345,436.39	$0.1906	$28,786.37	$345,436.39	CPI OR 13%
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$0.1906	$7,800.73	$93,608.81	$0.1906	$7,800.73	$93,608.81	$0.1906	$7,800.73	$93,608.81	CPI OR 13%
23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	N/A	N/A	N/A	$0.2400	$4,974.22	$59,690.64	$0.2400	$4,974.22	$59,690.64	CPI OR 13%
24	07-0982		SORT FACILITY	9/1/2009(5)	292,000	$1.2600	N/A	N/A	N/A	$1.2600	$30,660.00	$367,920.00	$1.2600	$30,660.00	$367,920.00	CPI OR 13%
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11(8)	36,128	$0.1906	N/A	N/A	N/A	N/A	N/A	N/A	$0.1906	$573.83	$6,885.99	CPI OR 13%

Note 1:

(a)	Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.

(b)	As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

(c)	As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).

Note 2: In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Note 3: Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.

Note 4: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 5: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 6: For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.

Note 7: Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.

Note 8: In accordance with the terms of the 4th Amendment to the Composite Lease, rent for Parcel 25 began to accrue March 1, 2012 at the rate of $0.1906

Note 9: In accordance with the terms of the 5th Amendment to the Composite Lease, rent for the unimproved property that the 5th Amendment adds to Parcels 2 and 3 will begin to accrue on November 1, 2013 at the July 1, 2013 rental rate for unimproved property. (See Notes 3 and 7)

RATE & RATE ESCALATION	CURRENT RATES	7/1/2013
IMPROVED GROUND	$0.2383	CPI-U

UNIMPROVED GROUND	$0.1906	CPI-U